SBA Communications SBA Communications Corporation Corporation Exhibit 99.1

SEC Disclosures SEC Disclosures
SEC Disclosures
Statements made in the course of this presentation that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the
Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s report on Form 10-K dated March 16,
2005 and 10-Q dated November 9, 2005. Our comments will include non-GAAP financial measures, as defined in Regulation G. The reconciliations of these non-GAAP financial measures to their most comparable GAAP financial measures and other information required by Regulation G are included in our press release issued on February 20, 2006 and prior press releases, and have been posted on our website –
www.sbasite.com.
Copies of which may be
obtained by contacting the Company or the SEC.

Why SBAC? Why SBAC?
Why SBAC?
Wireless is the fastest growing segment of Telecom
Exclusive tower assets of high quality protected by high
barriers to entry
Strong organic tower cash flow and adjusted EBITDA growth
Potential for accelerated growth through adding new assets
at accretive prices
Value creation through continuous use of appropriate
leverage, reinvestment and return to shareholders
The Answer is High Quality Growth
The Answer is High Quality Growth

1,169
1,306
1,427
1,477
1,217
1,060 1,052
1,051
1,026
1,008
991
1,006
1,089
0
200
400
600
800
1,000
1,200
1,400
1,600
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
(1) Kagan Tower Investor, December 2005.
(2) CTIA, 2005 Semi-Annual Wireless Industry Survey.
Demand Drivers
Demand Drivers
Summary
Summary
Wireless Subscriber Growth
(1)(2)
Wireless Subscriber Growth
(1)(2)
Historical Subs per Cell Site
(1)(2)
Historical Historical Subs Subs per per Cell Cell Site Site
(1)(2) (1)(2)
Historical MOUs and Cell Sites
(1)(2)
Historical MOUs and Cell Sites
(1)(2)
~25 mm net adds in 2005
Over 1 trillion MOUs in 2004 and over 2
trillion projected by 2008 (1)
~70% wireless penetration today and 78%
projected by 2008 (1)
182 mm subscribers in 2004 (2) and 239 mm
projected by 2008 (1)
Cell Site = 1,038 Subscribers (r²
= 99%)
Avg. Cell Sites (thousands) Total MOUs (billions)
Avg. Subs / Avg. Cell Site
19
27
38
148
1389
89
63 52
830
1101
620
259
457
12
15
20
26
41
59
74
151
169
178
133
116
93
0
200
400
600
800
1,000
1,200
1,400
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
0
20
40
60
80
100
120
140
160
180
MOUs Average Cell Sites
16
24
34
44
55
69
86
109
128
141
159
182
206
0
50
100
150
200
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05

Future Expectations
Future Expectations
Increased subscribers and minutes of use
Increased penetration rates – U.S. (70%) still well below Europe and Japan (95%+)
Basic voice network enhancements
Data network rollouts and enhancements
Additional spectrum deployments
New market entrants as tower customers
New wireless products and technologies from current
customers
Towers are essential to delivery of wireless
Towers are essential to delivery of wireless

6 SBA Tower Portfolio SBA Tower Portfolio SBA Tower Portfolio

Asset Quality – Key Strength Asset Quality –
Asset Quality –
Key Strength
Key Strength
Substantial majority of portfolio built by SBA or other tower developers
All towers built or bought with multi-tenant focus
Average capacity – 4+ telephony tenants
Ample remaining capacity - current use – 2.5 tenants per
tower
Maintenance capex – less than $1,000 per tower per year
Average remaining ground lease term (with renewal options)
– 36 years
Average height – approximately 228’
Structure – 74% guyed or lattice towers
Low monthly operating expense per tower

Solid Tenant Growth Solid Tenant Growth
Solid Tenant Growth
5,000
6,000
7,000
8,000
4Q 04 Q1 05 Q2 05 Q3 05 Q4 05
$1,400
$1,500
$1,600
$1,700
$1,800
Number of Leases Average Cash Rent Per Month
8
Results Driven by Strong New Tenant Rents
Results Driven by Strong New Tenant Rents
Results Driven by Strong New Tenant Rents
$1,649
7,449
7,640
$1,668
7,823
$1,694
8,086
$1,711
$1,741
8,278

Per Tower Revenue Growth
(1)
Per
Per
Tower
Tower
Revenue
Revenue
Growth
Growth
(1)
(1)
$44,751
$46,573
$48,588
$49,682
$49,836
$51,557
$52,643
$49,218
$30,000
$35,000
$40,000
$45,000
$50,000
$55,000
1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q  05 3Q 05 4Q 05
Leasing Revenue Per Tower
(1) Revenue as reported divided by average number of towers.

Consistent Tower Cash Flow Growth Consistent Tower Cash Flow Growth
Consistent Tower Cash Flow Growth
1Q 04
2Q 04
3Q 04
4Q 04
10
1Q 05
2Q O5
3Q O5
4Q 05
$33.6
$35.2
$37.3
$37.9
$38.7
$40.6
$42.3
$10.2
$10.6
$10.5 $10.5
$10.7
$10.4
$10.8
$10.7
$23.5
$24.6
$26.2
$26.8
$27.3
$36.7
$29.8
$31.5
$28.4
$5
$15
$25
$35
$45
Cash Leasing Revenue Cash Leasing Expenses Tower Cash Flow

Strong TCF Margin Expansion Strong TCF Margin Expansion
Strong TCF Margin Expansion
69.8%
69.9%
71.4%
72.0%
71.9%
74.6%
73.5%
73.3%
$0
$10
$20
$30
$40
Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05
60%
65%
70%
75%
80%
85%
Tower Cash Flow Tower Cash Flow Margin

Low Non-Discretionary Capex
(1)
Low Non-Discretionary Capex
Low Non-Discretionary Capex
(1)
(1)
(1)
Includes maintenance and general corporate capital expenditures.
Does not include discretionary capital expenditures.
(2)
Based on mid-point of guidance given February 20, 2006
(2)
$4.5
$4.4
$3.5
$4.2
$0
$2
$4
$6
$8
$10
2003 2004 2005 2006(E)

Strong Adjusted EBITDA Growth
Strong Adjusted EBITDA Growth
(1) (1)
(1) From continuing operations
(2) Mid-point of guidance given February 20, 2006
(2)
$61.0
$78.8
$95.3
$111.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
$100.0
$110.0
$120.0
2003 2004 2005 2006(E)

New Asset Growth New Asset Growth
New Asset Growth
5
36
90
10
164
208
0
25
50
75
100
125
150
175
200
225
250
275
2004 2005 2006
Constructed Acquired
(2)
(1)
15
244
254
(1)
Mid point of guidance given
February 20, 2006
(2)
Acquisitions announced in February 20, 2006 press release

Adding Towers
Adding Towers
Highly competent at identifying, buying and building
quality towers
Discretionary portfolio growth while maintaining
comfortable liquidity position within target leverage
range
Criteria for new tower builds
- One tenant on day one at fair market rent
- Second tenant expectation within one year
- Five-year IRR greater than 20%
15% target five-year IRR for acquisitions
Accretive Transactions
Accretive Transactions
Accretive Transactions

Rapid Deleveraging Rapid Deleveraging
Rapid Deleveraging
0
5
10
15
Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05
60%
65%
70%
75%
80%
85%
(1)
Net debt divided by Annualized Adjusted EBITDA
12.6x
11.0x
10.3x
9.7x
10.3x
8.9x
8.3x
6.5x
Target Leverage Range 6.0x – 8.0x
Target Leverage Range 6.0x –
Target Leverage Range 6.0x –
8.0x
8.0x

Where We Are Heading Where We Are Heading
Where We Are Heading
Continued Growth
•
Organic
•
New Assets
• Acquisitions
• New builds
• Ground lease purchases
Continued operational excellence
Further interest rate reductions
Appropriate leverage
Accelerated equity free cash flow growth

SBA Communications Corporation SBA Communications SBA Communications Corporation Corporation